Exhibit 31.3

CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, David J. Woodhouse, certify that:
1.I have reviewed this Amendment No. 1 on Form 10-K/A to the Annual Report on Form 10-K of NGM Biopharmaceuticals, Inc.;
2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 4, 2024

By:	/s/ David J. Woodhouse, Ph.D.
David J. Woodhouse, Ph.D.
Chief Executive Officer and Director (Principal Executive Officer)